SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 31, 2001

                     HIAWATHA INDUSTRY INTERNET CORPORATION

             (Exact name of registrant as specified in its charter)

  DELAWARE                               333-04058              25-1381014
  --------                               ---------             ----------
(State or other of jurisdiction   (Commission File Number)    (IRS Employer
 incorporation)                                              Identification No.)


     c/o Steven I. Gutstein, 780 Third Ave., 24th Floor, New York, NY 10017
               (Address of principal executive offices) (Zip Code)

                                  212-829-0215
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

        See the disclosure in Item 5 below.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        See the disclosure in Item 5 below.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

        Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Not Applicable.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On May 31, 2001, the Registrant acquired Centacom Ltd., a privately-held United Kingdom corporation ("Centacom") pursuant to the terms of a Share Exchange Agreement dated May 31, 2001 (the "Share Exchange Agreement"). Pursuant to the Share Exchange Agreement, the Registrant has issued an aggregate of 31,969,700 shares of its common stock to the shareholders of Centacom in exchange for all of the outstanding and issued shares of Centacom. As a result of the exchange, Centacom is now a wholly-owned subsidiary of the Registrant. There are now 46,040,996 shares of common stock of the registrant issued and outstanding.


         Centacom is a developmental stage company engaged in the technology of "Internet Telephony". To date, Centacom has developed a number of proprietary products including "Centacall", "Centaphone" and "Talk'n'View", which allows for real-time voice-interaction between a viewer of an enabled web site and the web site's receptionist. A more comprehensive description of Centacom's technology may be found at its web site: "www.centacomtechnologies.com".

         The Registrant has not conducted any business operations since 1997, other than, since May 2000, to search for a business entity with which to effect a business combination. Having now effectuated a business combination by acquiring all of the issued and outstanding shares of Centacom, the Registrant intends to conduct future business operations through its newly acquired wholly owned subsidiary. Accordingly, the Registrant has moved its principal place of business from the offices of its former President, Reinhardt Stille, located at 21 Boulevard du Larvotto, Monaco, to the offices of Centacom, located at 136 Albion Street, Southwick, West Sussex. BN42 4DP- UK.

                  The Registrant's management now consists of:

Michael John Ayers:     President, Chief Executive Officer, and
                        Director

Peter Richard Godwin:   Chief Technology Officer, and Director

Reinhardt Stille:       Secretary/Treasurer and Director

Michael John Ayers (47) - President, Chief Executive Officer, and Director. Mr. Ayers is the Chairman and Chief Executive Officer of Centacom, the Registrant's wholly owned operating subsidiary based in the United Kingdom, which he founded in 1999. Prior to that, Mr. Ayers was the Chief Executive Officer of AMT Telecommunications, which he founded in 1984. Mr. Ayers served as a Junior Marine Engineering Officer in the United Kingdom Merchant Navy.

Peter Richard Godwin(46)- Chief Technology Officer, and Director. Since 1999, Mr. Godwin has been the Director of Technology and Development of Centacom, the Registrant's wholly owned operating subsidiary. From 1998 to 1999, Mr. Godwin was an independent consultant working for the Swarovski Organization. Previously, as an employee of that organizaton, Mr. Godwin was responsible for its PC systems worldwide. As a consultant he developed the Swarovski Organization's E.P.O.S. systems based on barcode technology, remote ordering systems and E.D.I. Prior to working for the Swarovski Organization, Mr. Godwin spent 18 years in the Flight Simulation Industry.

Reinhardt Stille (60)- Secretary/Treasurer. From May, 2000, through May 2001, Mr. Stille was the Registrant's sole officer and director. Mr. Stille is a Canadian Certified General Accountant (CGA) and a Fellow of the Canadian Securities Institute (FCSI) who trained with Price Waterhouse and was assistant controller for Canada Development Corporation, one of Canada's largest holding companies. Mr. Stille was in institutional sales with Dean Witter Reynolds
(Canada) Inc., and predecessor companies. In 1991 he relocated to Monaco to pursue private business interests.

Principal Shareholders

         The following table sets forth the number of and percentage of outstanding shares of common stock beneficially owned by the Registrant's officers and directors and those shareholders owning more that 5% of the Registrant's common stock as of May 31, 2001 after giving effect to the exchange of shares.

-------------------------------------------------------------------------
           Name and Address      Shares of Common Stock  Percent of Class
-------------------------------------------------------------------------
Michael John Ayers
24 Baranscraig Avenue                  24,234,350             52.64%
Brighton
East Sussex - BN1 8RE
England
-------------------------------------------------------------------------
Reinhardt Stille
6 bis, Bvd. D'Italie                   10,771,175             23.39%
98000 Monaco
France
-------------------------------------------------------------------------
Peter Richard Godwin
26 Forest Road                          2,450,000             5.32%
Worthing
West Sussex - BN14 9NB
England
-------------------------------------------------------------------------
All Directors and Officers as a        37,455,525             81.35%
Group (3 people)
-------------------------------------------------------------------------



ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

        Not Applicable.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)  Financial statements of businesses acquired:

         The financial statements of Centacom required to be filed as part of this report will be filed by the Registrant by amendment to this report as soon as practicable, but not later than sixty (60) days after this report is filed.

        (b)  Pro forma financial information:

         The pro forma financial information required to be filed as part of this report will be filed by the Registrant by amendment to this report as soon as practicable, but not later than sixty (60) days after this report is filed.


         (c)   Exhibits

         2.1         Share  Exchange  Agreement  dated May 31, 2001

ITEM 8.  CHANGE IN FISCAL YEAR.

         The Registrant, in an effort to align its financial reporting with that of its newly acquired subsidiary, has changed its fiscal year end to March 31. This is a change from its previous year end of December 31. The Registrant will file a Form 10-KSB for the transition period ending March 31, 2000 as soon as practicable, but not later than thirty (30) days after this report is filed. The 10-KSB will cover the three month transition period from December 31, 2000 to March 31, 2001.


ITEM 9. REGULATION FD DISCLOSURE

         Not applicable.

                                            SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2001


                                          HIAWATHA INDUSTRY INTERNET CORPORATION

                                          By: /s/ Michael John Ayers
                                          -----------------------------------
                                          Michael John Ayers, President and CEO